ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

                         ALLIANZ LIFE VARIABLE ACCOUNT B

                         SUPPLEMENT DATED JUNE 16, 2000 TO
                          PROSPECTUS DATED MAY 1, 2000


The last paragraph on page 18 of the prospectus under "Bonus" is deleted in its entirety. Allianz Life has received approval of its exemptive request and will recapture any bonus amounts as described in the prospectus effective as of the date of this supplement.